Exhibit 1
                           Gulf Power Capital Trust IV
                          (a Delaware Statutory Trust)

                       Flexible Trust Preferred Securities
                      (Five Year Initial Fixed Rate Period)
               (Liquidation Amount $1,000 Per Preferred Security)


                             UNDERWRITING AGREEMENT





                                                     December 5, 2002




Lehman Brothers Inc.
  as Representative
745 7th Avenue
New York, NY 10019


Ladies and Gentlemen:

                  Gulf Power Capital Trust IV (the "Trust"), a statutory trust organized under the Statutory Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (ss.) 3801 et seq.), and Gulf Power Company, a Maine corporation (the "Company" and, together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with you and the other Underwriter named in Schedule I hereto (collectively, the "Underwriters"), for whom you are acting as representative (in such capacity, you shall hereinafter be referred to as the "Representative"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Flexible Trust Preferred Securities (Five Year Initial Fixed Rate Period) (Liquidation Amount $1,000 per Preferred Security) of the Trust ("Preferred Securities") set forth in Schedule I. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Guarantee") pursuant to the Guarantee Agreement (the "Guarantee Agreement"), to be dated as of December 1 , 2002, between the Company and JPMorgan Chase Bank, as trustee (the "Guarantee Trustee"). The Preferred Securities and the related Guarantee are referred to herein as the "Securities".

                  The Offerors understand that the Underwriters propose to make a public offering of the Preferred Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered. The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") and will be used by the Trust to purchase $41,238,000 aggregate principal amount of Series E Junior Subordinated Notes due November 30, 2042 (the "Junior Subordinated Notes") to be issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to an Amended and Restated Trust Agreement, to be dated as of December 1, 2002 (the "Trust Agreement"), among the Company, as Depositor, Linda G. Malone and Wayne Boston (the "Administrative Trustees"), Chase Manhattan Bank USA, National Association, a national banking association (the "Delaware Trustee"), JPMorgan Chase Bank, a New York banking corporation (the "Property Trustee" and, together with the Delaware Trustee and the Administrative Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Junior Subordinated Notes will be issued pursuant to an indenture, dated as of January 1, 1997 (the "Base Indenture"), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Debt Trustee"), and a fifth supplemental indenture to the Base Indenture, to be dated as of December 13, 2002 (the "Supplemental Indenture" and, together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.

                  The Company and the Trust will enter into an Agreement as to Expenses and Liabilities to be dated as of December 1, 2002 (the "Agreement as to Expenses and Liabilities") pursuant to which the Company will guarantee on a subordinated basis to each person or entity to whom the Trust may be indebted or liable, the full payment of such obligations. The Company and the Trust will enter into a Remarketing Agreement dated as of December 13, 2002 with Lehman Brothers Inc. (the "Remarketing Agreement"), as remarketing agent (the "Remarketing Agent"), providing, among other things, that the Remarketing Agent will follow certain remarketing procedures relating to the Preferred Securities. The Company and the Trust will enter into a Calculation Agent Agreement , to be dated as of December 13, 2002 with JPMorgan Chase Bank (the "Calculation Agent Agreement"), as calculation agent (the "Calculation Agent"), providing, among other things that the Calculation Agent will follow certain procedures relating to the Preferred Securities.

SECTION 1. REPRESENTATIONS AND WARRANTIES. The Offerors jointly and severally represent and warrant to each Underwriter as follows:

(a) A registration statement on Form S-3 (File Nos. 333-59942, 333-59942-01 and 333-59942-02), in respect of the Preferred Securities, the Guarantee, the Junior Subordinated Notes and certain other securities (the "Registered Securities") has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement, and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to you, and to you for each of the other Underwriters, has been declared effective by the Commission in such form (except that copies of the registration statement, and any post-effective amendment delivered to you for each of the other Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as it became effective, including the exhibits thereto and all documents incorporated by reference therein pursuant to
     Item 12 of Form S-3 at the time such registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Registered Securities, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; the Prospectus as supplemented by a preliminary prospectus supplement dated December 4, 2002 relating to the Preferred Securities, the Guarantee and the Junior Subordinated Notes, including any documents incorporated by reference therein as of such date, being hereinafter called the "Preliminary Supplemented Prospectus"; and the Prospectus as amended or supplemented in final form by a prospectus supplement relating to the Preferred Securities, the Guarantee and the Junior Subordinated Notes, in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with
     Section 3(e) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus".

(b) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that neither the Trust nor the Company makes any warranty or representation to any Underwriter with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Company by an Underwriter through you expressly for use in the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus; or (B) any information set forth in the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus under the caption "Description of the Preferred Securities -- Book-Entry Only Issuance -- The Depository Trust Company".

(c) The Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the applicable provisions of the 1933 Act and the rules and regulations of the Commission thereunder and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) The Registration Statement, the Prospectus and, to the extent not used to confirm sales of the Securities, the Preliminary Supplemented Prospectus, comply, and the Final Supplemented Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when any such post-effective amendments are declared effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the General Rules and Regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto, (ii) as of the filing date thereof as to the Preliminary Supplemented Prospectus, and
(iii) as of the applicable filing date as to the Final Supplemented Prospectus and any Prospectus as further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that neither the Company nor the Trust makes any warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the 1939 Act, (B) statements or omissions made in the Registration Statement, the Preliminary Supplemented Prospectus, or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Trust or the Company by an Underwriter expressly for use therein or (C) any information set forth in the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus under the caption "Description of the Preferred Securities -- Book-Entry Only Issuance -- The Depository Trust Company".

(e) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

(f) Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

(g) Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, except as otherwise stated therein, there has not been any material adverse change or, to the best of the Company's knowledge, any development involving a prospective material adverse change in or affecting the business, properties or financial condition of the Trust (it being understood that any such change involving only the Company shall not constitute such a change with respect to the Trust).

(h) The Company is a corporation duly organized and existing under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Florida, Georgia and Mississippi, and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement, the Trust Agreement, the Indenture and the Guarantee Agreement and to purchase, own, and hold the Common Securities issued by the Trust and to issue and deliver the Junior Subordinated Notes and the Guarantee.

(i) The Trust has been duly created and is validly existing and in good standing as a statutory trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Final Supplemented Prospectus and to enter into and perform its obligations under this Agreement and the Trust Agreement; the Trust is duly qualified to transact business as a foreign company and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Final Supplemented Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

(j) The Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Final Supplemented Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the Trust and will conform in all material respects to all statements relating thereto contained in the Final Supplemented Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and, on the Closing Date (as defined herein), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

(k) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

(l) The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrative Trustees, and assuming due authorization, execution and delivery of the Trust Agreement by the Delaware Trustee and the Property Trustee, the Trust Agreement will, on the Closing Date, be a valid and binding obligation of the Company and the Administrative Trustees, enforceable against the Company and the Administrative Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Enforceability Exceptions") and will conform in all material respects to all statements relating thereto in the Final Supplemented Prospectus; and, on the Closing Date, the Trust Agreement will have been duly qualified under the 1939 Act.

(m) The Guarantee Agreement, the Remarketing Agreement, the Calculation Agent Agreement and the Agreement as to Expenses and Liabilities have been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Guarantee Agreement, the Remarketing Agreement, the Calculation Agent Agreement and the Agreement as to Expenses and Liabilities by the other respective parties thereto, the Guarantee Agreement, Remarketing Agreement, the Calculation Agent Agreement and the Agreement as to Expenses and Liabilities will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, and each of the Guarantee, the Guarantee Agreement, Remarketing Agreement, the Calculation Agent Agreement and the Agreement as to Expenses and Liabilities will conform in all material respects to all statements relating thereto contained in the Final Supplemented Prospectus; and, on the Closing Date, the Guarantee Agreement will have been duly qualified under the 1939 Act.

(n) The Preferred Securities have been duly authorized by the Trust Agreement and, when issued and delivered by the Trust pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement and will conform in all material respects to all statements relating thereto contained in the Final Supplemented Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; (subject to the terms of the Trust Agreement) holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

(o) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Debt Trustee, the Indenture will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; the Indenture will conform in all material respects to all statements relating thereto contained in the Final Supplemented Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.

(p) The issuance and delivery of the Junior Subordinated Notes have been duly authorized by the Company and, on the Closing Date, the Junior Subordinated Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Supplemented Prospectus, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Final Supplemented Prospectus.

(q) The Company's obligations under the Guarantee (i) are subordinate and junior in right of payment to all liabilities of the Company, except those obligations or liabilities made pari passu or subordinate by their terms, (ii) are pari passu with the preferred stock issued by the Company and (iii) are senior to all common stock of the Company.

(r) The Junior Subordinated Notes are subordinated and junior in right of payment to all "Senior Indebtedness" (as defined in the Indenture) of the Company.

(s) Each of the Administrative Trustees of the Trust is an officer of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

(t) Neither the Trust nor the Company nor any of the Company's other subsidiaries is nor, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(u) The execution, delivery and performance by the Offerors of this Agreement, the Remarketing Agreement, the Calculation Agent Agreement, the Preferred Securities and the Common Securities, by the Company of the Indenture, the Junior Subordinated Notes, the Guarantee Agreement, the Trust Agreement, the Guarantee and the Agreement as to Expenses and Liabilities and the consummation by the Offerors of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder shall have been duly authorized by all necessary action (corporate or otherwise) on the part of the Offerors and do not and will not result in any violation of the charter or bylaws of the Company, or the Trust Agreement or related Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust or the Company is a party or by which either of them may be bound or to which any of their properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Trust or the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or the Company, or any of their respective properties.

(v) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities or the offering of the Preferred Securities, the Junior Subordinated Notes or the Guarantee or the transactions contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder;
         (B) such as may be required under the Public Utility Holding Company Act of 1935, as amended; (C) the qualification of the Trust Agreement, the Guarantee Agreement and the Indenture under the 1939 Act; (D) the approval of the Florida Public Service Commission (the "Florida Commission"); and (E) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws.

(w) The financial statements incorporated by reference in the Registration Statement, the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis (except that the unaudited financial statements may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Registration Statement, the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated by reference in the Registration Statement.

SECTION 2.        SALE AND DELIVERY TO UNDERWRITERS; CLOSING.
                  ------------------------------------------

(a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per security set forth in Schedule II hereto, the number of Preferred Securities set forth in
Schedule I opposite the name of such Underwriter.

                  The purchase price per security to be paid by the several Underwriters for the Preferred Securities shall be an amount equal to the initial public offering price set forth on Schedule II, which is a fixed price determined by agreement between the Representative and the Offerors. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the Junior Subordinated Notes of the Company, the Company hereby agrees to pay on the Closing Date (as defined below) to the Representative, for the accounts of the several Underwriters, a commission per Preferred Security as set forth on Schedule II for the Preferred Securities to be delivered by the Trust hereunder on the Closing Date.

(b) Payment of the purchase price for, and delivery of certificates for, the Preferred Securities shall be made at the offices of Troutman Sanders LLP, Bank of America Plaza, 600 Peachtree Street, N.E., Atlanta, Georgia 30308 at 10:00 A.M., Eastern Standard Time, on December 13, 2002 or such other time, place or date as shall be agreed upon by the Representative, the Trust and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Trust by wire transfer in federal funds at the Closing Date, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. Certificates for the Preferred Securities shall be in such denominations and registered in such names as the Representative may request in writing at least two business days before the Closing Date. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase. The Representative, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

                  The certificate(s) for the Preferred Securities will be made available for examination and packaging by the Representative not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

                  On the Closing Date, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2(a) hereof by wire transfer payable to the Representative in federal funds.

SECTION 3. COVENANTS OF THE OFFERORS. Each of the Offerors jointly and severally covenants with each Underwriter as follows:
                  -------------------------

(a) The Offerors, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Representative orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Offerors will deliver to the Underwriters sufficient conformed copies of the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to each Underwriter and, from time to time, as many copies of the Prospectus, the Preliminary Supplemented Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.

(b) The Offerors will furnish the Underwriters with copies of each amendment and supplement to the Preliminary Supplemented Prospectus and Final Supplemented Prospectus relating to the offering of the Preferred Securities in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus shall be required by law in connection with the sale of any Preferred Securities by an Underwriter or dealer, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriters, shall occur, which in the opinion of the Company or of Underwriters' counsel should be set forth in a supplement to or an amendment of the Preliminary Supplemented Prospectus or Final Supplemented Prospectus, as the case may be, in order to make the Preliminary Supplemented Prospectus or Final Supplemented Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Preliminary Supplemented Prospectus or Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Preliminary Prospectus or Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Preferred Securities and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Preliminary
     Supplemented Prospectus or Final Supplemented Prospectus which will supplement or amend the Preliminary Supplemented Prospectus or Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Preliminary Supplemented Prospectus or Final Supplemented Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Preferred Securities after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representative and Dewey Ballantine LLP.

(c) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Preferred Securities and, to the extent required or advisable, the Guarantee and the Junior Subordinated Notes, for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representative may designate; provided, however, that neither of the Offerors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

(d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earning statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

(e) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, to file the Final Supplemented Prospectus with the Commission and to advise the Representative of such filing and to confirm such advice in writing.

SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of each Offeror's obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Preferred Securities to the Underwriters, (iii) the fees and disbursements of the Company's and the Trust's counsel and accountants, (iv) the qualification of the Preferred Securities and, to the extent required or advisable, the Guarantee and the Junior Subordinated Notes, under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus, the Preliminary Supplemented Prospectus, the Final Supplemented Prospectus, and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Debt Trustee, including the fees and disbursements of counsel for the Debt Trustee in connection with the Indenture and the Junior Subordinated Notes, (ix) the fees and expenses of the Delaware Trustee, the Property Trustee and the Guarantee Trustee, including the fees and disbursements of counsel for the Delaware Trustee in connection with the Trust Agreement and the related Certificate of Trust, (x) the fees and disbursements of Delaware counsel to the Trust, (xi) any fees payable in connection with the rating of the Preferred Securities and Junior Subordinated Notes, (xii) the cost and charges of any transfer agent or registrar, (xiii) the fees and expenses incurred in connection with the listing, if applicable, of the Preferred Securities and the Junior Subordinated Notes on the New York Stock Exchange and (xiv) the cost of qualifying the Preferred Securities with The Depository Trust Company.
                  Except as otherwise provided in Section 9 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Preferred Securities, including fees and disbursements of their counsel, Dewey Ballantine LLP.

SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Preferred
                  ---------------------------------------
Securities are subject to the following conditions:

(a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Preliminary Supplemented Prospectus or Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Preliminary Supplemented Prospectus or Final Supplemented Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424.

(b) Orders of the Florida Commission and the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Representative, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

(c)      On the Closing Date the Representative shall have received:

(1) The opinion, dated the Closing Date, of Beggs & Lane, a Registered Limited Liability Partnership, general counsel for the Company, substantially in the form attached hereto as Schedule III-A.

(2) The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule III-B.

(3) The opinion, dated the Closing Date, of Richards, Layton & Finger, P.A., Delaware counsel to the Trust, substantially in the form attached hereto as Schedule IV.

(4) The opinion, dated the Closing Date, of Richards, Layton & Finger, P.A., Delaware counsel to the Delaware Trustee, substantially in the form attached hereto as Schedule V.

(5) The opinion, dated the Closing Date, of Cravath, Swaine & Moore, counsel to the Property Trustee, the Guarantee Trustee, the Debt Trustee and the Calculation Agent, substantially in the form attached hereto as Schedule VI.

(6) The favorable opinion, dated as of the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriters, substantially in the form attached hereto as Schedule VII.

(7) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Trust or the Company, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the President or any Vice President of the Company and a certificate of the Administrative Trustees of the Trust, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
         Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Trust and the Company have complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied on or prior to the Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

(8) A letter dated the Closing Date from Deloitte & Touche LLP to the effect that: (A) they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the applicable rules and regulations thereunder adopted by the Commission, (B) on the basis of certain limited procedures performed through a specified date not more than five business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the American Institute of Certified Public Accountants ("AICPA") for a review of interim financial information as described in Statement on Auditing Standards No. 71, "Interim Financial Information", on the unaudited financial statements, if any, of the Company incorporated in the Prospectus and of the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated in the Prospectus; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters' purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated in the Final Supplemented Prospectus, for them to be in conformity with generally accepted accounting principles; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder;

         (3) the unaudited amounts for Operating Revenues, Earnings Before Interest and Income Taxes and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis) set forth in the Final Supplemented Prospectus do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period; (4) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest audited balance sheet incorporated in the Prospectus, except in each case for changes or decreases which (i) the Prospectus discloses have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs under existing pollution control financing arrangements, (iv) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (v) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (vi) are occasioned by the reclassification of current maturities of long-term debt or (vii) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Earnings Before Interest and Income Taxes and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis) for any calendar quarter subsequent to those set forth in (3) above, which if available shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Prospectus.

(9) On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be satisfactory in form and substance to the Representative and Dewey Ballantine LLP, counsel for the Underwriters.

(10) On the Closing Date, the Representative shall have received a certificate of the Company certifying that a Special Event (as defined in the Final Supplemented Prospectus) shall not have occurred and be continuing.

(11) That no amendment or supplement to the Registration Statement, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934
         Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) which, in the reasonable judgment of the Representative, shall materially impair the marketability of the Preferred Securities.

(12) The Company and the Trust shall have performed their respective obligations when and as provided under this Agreement.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Offerors at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

SECTION 6.        CONDITIONS OF THE OBLIGATIONS OF THE OFFERORS.
                  ---------------------------------------------

                  The obligations of the Offerors shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

SECTION 7.        INDEMNIFICATION.
                  ---------------

(a) The Offerors jointly and severally agree to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, 1934 Act or otherwise, and to reimburse the Underwriters and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus or, if the Offerors shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Registration Statement, Preliminary Prospectus, Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representative on behalf of, any Underwriter for use therein and except that this indemnity with respect to the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus, if the Offerors shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Preferred Securities to any person if a copy of the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus (exclusive of documents incorporated therein by reference pursuant to Item 12 of Form S-3), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Underwriter to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus as supplemented or amended at the time of such confirmation. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Offerors on account of its agreement contained in this Section 7, to notify the Offerors in writing of the commencement thereof but the omission of such Underwriter so to notify the Offerors of any such action shall not release the Offerors from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7. In case any such action shall be brought against the Underwriters or any such person controlling such Underwriters and such Underwriter shall notify the Offerors of the commencement thereof as above provided, the Offerors shall be entitled to participate in (and, to the extent that they shall wish, including the selection of counsel, to direct) the defense thereof, at their own expense. In case the Offerors elect to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless the employment of such counsel has been authorized in writing by the Offerors in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

(b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Section 7(a) hereunder.

(c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement, the Trust and each other Underwriter and each person, if any, who controls the Offerors or any such other Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Offerors set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Prospectus, the Preliminary Supplemented Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Offerors by, or through the Representative on behalf of, such Underwriter for use therein.

SECTION 8.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.
            --------------------------------------------------------------

                  All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers or Trustees of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Offerors and shall survive delivery of the Preferred Securities to the Underwriters.

SECTION 9.        TERMINATION OF AGREEMENT.
                  ------------------------

(a) The Representative may terminate this Agreement, by notice to the Offerors, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended, or there shall have been a material disruption in settlement of securities generally (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Representative, the marketability of the Preferred Securities shall have been materially impaired.

(b) If this Agreement shall be terminated by the Underwriters pursuant to subsection (a) above or because of any failure or refusal on the part of the Offerors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Offerors shall be unable to perform their obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters, severally, for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Preferred Securities and, upon such reimbursement, the Offerors shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at 745 7th Avenue, New York, New York 10019, Attention: Debt Capital Markets Power Group; notices to the Offerors shall be directed to the Company at One Energy Place, Pensacola, Florida 32520, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 270 Peachtree Street, N.W., Atlanta, Georgia 30303, Attention: Christopher J. Kysar.

SECTION 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Trust, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Trust and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Trust and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 12. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

SECTION 13. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Trust and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                         Very truly yours,

                         GULF POWER COMPANY


                         By:
                            --------------------------------------------------
                         Title:
                               -----------------------------------------------


                           GULF POWER CAPITAL TRUST IV


                                   By:   Gulf Power Company, as Depositor



                                   Name:
                                   Title:



CONFIRMED AND ACCEPTED,
as of the date first above written

LEHMAN BROTHERS INC.


By:
   -----------------------------------------------------------
                                   Authorized Signatory

For itself and as Representative of the other Underwriter named in Schedule I hereto.

                                   SCHEDULE I

NAME OF UNDERWRITER                          NUMBER OF PREFERRED SECURITIES
-------------------                          ------------------------------
Lehman Brothers Inc.                                     32,000

SunTrust Capital Markets, Inc.                           8,000
                                                         ------
TOTAL                                                    40,000

                                   SCHEDULE II

Initial public offering price per
Preferred Security (and purchase
price per security to be paid by
the several Underwriters):  $999.68

Compensation per Preferred Security
to be paid by the Company to the
several Underwriters in respect of
their commitments:  $10.00 per
Preferred Security

                                                                Schedule III-A




                          [Letterhead of BEGGS & LANE]





                                                     ___________ __, 200_




Lehman Brothers Inc.,
  as Representative
745 7th Avenue
New York, NY 10019

                           GULF POWER CAPITAL TRUST IV
                       FLEXIBLE TRUST PREFERRED SECURITIES
                      (Five Year Initial Fixed Rate Period)

Ladies and Gentlemen:

                  We have acted as general counsel to Gulf Power Company (the "Company") in connection with (i) its formation of Gulf Power Capital Trust IV (the "Trust"), a Delaware statutory trust, pursuant to the Amended and Restated Trust Agreement dated as of __________ __, 200_ among the Company and the trustees named therein (the "Trust Agreement"); (ii) the Trust's issuance and sale of Flexible Trust Preferred Securities evidencing approximately a 97% undivided interest in the assets of the Trust (the "Preferred Securities");
(iii) the Trust's issuance and sale of Common Securities evidencing approximately a 3% undivided interest in the assets of the Trust; (iv) the Company's issuance and sale to the Trust of approximately $__________ of its Series E Junior Subordinated Notes due __________ (the "Notes") pursuant to a Subordinated Note Indenture dated as of January 1, 1997, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Debt Trustee"), as supplemented by the Fifth Supplemental Indenture dated as of ___________, 2002 (collectively, the "Indenture"); (v) the Agreement as to Expenses and Liabilities dated as of __________, 2002, between the Company and the Trust (the "Agreement as to Expenses and Liabilities"); (vi) the Remarketing Agreement, dated as of _, 2002, among the Company, the Trust and Lehman Brothers Inc., as remarketing agent (the "Remarketing Agreement"); (vii) the Calculation Agent Agreement dated as of _____, 2002 among the Company, the Trust and JPMorgan Chase Bank (the "Calculation Agent Agreement"), as calculation agent (the "Calculation Agent"); and (viii) its issuance of a guarantee (the "Guarantee") of the Preferred Securities pursuant to a Guarantee Agreement dated as of __________, 2002 (the "Guarantee Agreement") between the Company and JPMorgan Chase Bank, as trustee. The Preferred Securities are being sold to you today pursuant to the terms of an Underwriting Agreement dated December __, 2002, among the Company, the Trust and the underwriters named in
Schedule I thereto (the "Underwriters") for whom you are acting as Representative (the "Underwriting Agreement"). This opinion is being delivered to you as Representative pursuant to Section 5(c)(1) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-59942, 333-59942-01 and 333-59942-02) pertaining to the Preferred Securities (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated June 1, 2001, as supplemented by a final prospectus supplement dated __________ 2002 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001 (the "Form 10-K"), the Quarterly Reports on Form 10-Q of the Company for the quarters ended __________ and the Current Reports on Form 8-K of the Company dated __________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Preferred Securities and the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

                  The Trust Agreement, the Indenture, the Guarantee Agreement, the Remarketing Agreement, the Underwriting Agreement, the Agreement as to Expenses and Liabilities and the Calculation Agent Agreement are herein referred to as the "Agreements".

                  Based upon the foregoing and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Georgia law and the federal law of the United States of America upon the opinion dated the date hereof rendered to you by Troutman Sanders LLP, as to matters of New York law upon the opinion dated hereof rendered to you by Dewey Ballantine LLP and as to matters of Delaware law upon the opinion dated hereof rendered to you by Richards, Layton & Finger, P.A., that:

1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation in the States of Florida, Georgia and Mississippi and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

3. All orders, consents, or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities have been obtained; such orders are sufficient for the issuance and the delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities; the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities in accordance with the terms of the Underwriting Agreement.

4. Each of the Indenture and the Calculation Agent Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Debt Trustee and the Calculation Agent, respectively, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Calculation Agent Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Debt Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

6. The Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Guarantee Trustee constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Guarantee Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Guarantee Agreement conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

7. The Trust Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the trustees named therein, the Trust Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Trust Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

8. Each of the Indenture, the Guarantee Agreement and the Trust Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended.

9. Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

10. To the best of our knowledge, all of the issued and outstanding Common Securities of the Trust are directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

11. The execution, delivery and performance by the Trust of the Underwriting Agreement, the Trust Agreement, the Remarketing Agreement and the Calculation Agent Agreement; the issuance by the Trust of the Preferred Securities and the Common Securities; the consummation by the Trust of the transactions contemplated thereby; and the compliance by the Trust with its obligations thereunder do not and will not result in any violation of the Trust Agreement or related Certificate of Trust, and do not and will not conflict with, or result in, a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to us to which the Trust is a party or by which it may be bound or to which any of its properties may be subject, except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), of the Trust,
(B) any existing applicable law, rule or regulation applicable to the Trust (other than the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) or (C) any judgment, order or decree known to us of any government, governmental instrumentality, or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or any of its properties; and to the best of our knowledge, the Trust is not a party to or otherwise bound by any agreement other than those which are exhibits (or included in exhibits) to the Registration Statement.

12. The Common Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when issued and delivered by the Trust to the Company against payment therefor as described in the Final Supplemented Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable beneficial interests in the assets of the Trust; and the issuance of the Common Securities is not subject to preemptive or other similar rights.

13. The Preferred Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable beneficial interests in the assets of the Trust; the holders of the Preferred Securities will (subject to the terms of the Trust Agreement) be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and the Preferred Securities conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

14. The Agreement as to Expenses and Liabilities has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Agreement as to Expenses and Liabilities may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

15. The Remarketing Agreement has been duly authorized, executed and delivered by the Company.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4, 5, 6, 10, 14 and 15 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with your counsel and with representatives of Deloitte & Touche LLP. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of ____________, 2002 complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of filing of the Form 10-K (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement therein of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the caption "Description of the Preferred Securities - Book-Entry Only Issuance - The Depository Trust Company."

                  We are members of the Florida Bar and we do not express any opinion herein concerning any law other than the law of the States of Maine, Florida and Mississippi and, to the extent set forth herein, the laws of the States of Delaware, Georgia and New York and federal law of the United States.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP and Dewey Ballantine LLP may rely on this opinion in giving their opinions pursuant to Section 5(c) of the Underwriting Agreement insofar as such opinion relates to matters of Maine, Florida and Mississippi law.


                                                     Yours very truly,




                                                     BEGGS & LANE

                                                               Schedule III-B




                      [Letterhead of TROUTMAN SANDERS LLP]





                                                     __________ __, 2002




Lehman Brothers Inc.,
  as Representative
745 7th Avenue
New York, NY 10019

                           GULF POWER CAPITAL TRUST IV
                       FLEXIBLE TRUST PREFERRED SECURITIES
                      (Five Year Initial Fixed Rate Period)

Ladies and Gentlemen:

                  We have acted as counsel to Gulf Power Company (the "Company") in connection with (i) its formation of Gulf Power Capital Trust IV, a Delaware statutory trust (the "Trust"), pursuant to the Amended and Restated Trust Agreement dated __________, 2002 among the Company and the trustees named therein (the "Trust Agreement"); (ii) the Trust's issuance and sale of Flexible Trust Preferred Securities evidencing approximately a 97% undivided interest in the assets of the Trust (the "Preferred Securities"); (iii) the Trust's issuance and sale of Common Securities evidencing approximately a 3% undivided interest in the assets of the Trust; (iv) the Company's issuance and sale to the Trust of $__________ aggregate principal amount of its Series E Junior Subordinated Notes due __________, (the "Notes") pursuant to a Subordinated Note Indenture dated as of January 1, 1997, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Debt Trustee"), as supplemented by the Fifth Supplemental Indenture dated as of _____, 2002 (collectively, the "Indenture"); (v) the Agreement as to Expenses and Liabilities dated as of __________, 2002, between the Company and the Trust (the "Agreement as to Expenses and Liabilities"); (vi) the Remarketing Agreement, dated as of __________, 2002, among the Company, the Trust and Lehman Brothers Inc., as remarketing agent (the "Remarketing Agreement"); (vii) the Calculation Agent Agreement dated as of __________, 2002 among the Company, the Trust and JPMorgan Chase Bank "(Calculation Agent Agreement"), as calculation agent (the "Calculation Agent"); and (viii) its issuance of a guarantee (the "Guarantee") of the Preferred Securities pursuant to a Guarantee Agreement dated as of

__________, 2002 (the "Guarantee Agreement") between the Company and JPMorgan Chase Bank, as trustee (the "Guarantee Trustee"). The Preferred Securities are being sold to you today pursuant to the terms of an Underwriting Agreement dated December ___, 2002 (the "Underwriting Agreement"), among the Company, the Trust and the underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as Representative. This opinion is being delivered to you as Representative pursuant to Section 5(c)(2) of the Underwriting Agreement.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-59942, 333-59942-01 and 333-59942-02) pertaining to the Company and the Preferred Securities (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act and the prospectus of the Company and the Trust dated _______ ___, 200_ as supplemented by a final prospectus supplement dated __________, 2002 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001 (the "Form 10-K"), the Quarterly Reports on Form 10-Q of the Company for the quarters ended __________ and the Current Reports on Form 8-K of the Company dated __________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Preferred Securities and the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

                  The Trust Agreement, the Indenture, the Guarantee Agreement, the Remarketing Agreement, the Underwriting Agreement, the Agreement as to Expenses and Liabilities and the Calculation Agent Agreement are herein referred to collectively as the "Agreements".

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Florida, Maine and Mississippi law upon the opinion dated the date hereof rendered to you by Beggs & Lane, a Registered Limited Liability Partnership ("Beggs & Lane"), relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP and relying as to matters of Delaware law upon the opinion dated the date hereof rendered to you by Richards, Layton & Finger, P.A., that:

1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Florida, Georgia and Mississippi and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

3. All orders, consents or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities have been obtained; such orders are sufficient for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities; the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities in accordance with the terms of the Underwriting Agreement.

4. Each of the Indenture and the Calculation Agent Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Debt Trustee and the Calculation Agent, respectively, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Calculation Agent Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Debt Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

6. The Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Guarantee Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Guarantee Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Guarantee Agreement conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

7. The Trust Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery thereof by the trustees named therein, the Trust Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Trust Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

8. Each of the Indenture, the Guarantee Agreement and the Trust Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended.

9. Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

10. The statements and legal conclusions contained in the Final Supplemented Prospectus under the caption "Certain Federal Income Tax Consequences" are correct in all material respects.

11. To the best of our knowledge, all of the issued and outstanding Common Securities of the Trust are directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

12. The execution, delivery and performance by the Trust of the Underwriting Agreement and the Trust Agreement; the issuance by the Trust of the Preferred Securities and the Common Securities; the consummation by the Trust of the transactions contemplated thereby; and the compliance by the Trust with its obligations thereunder do not and will not result in any violation of the Trust Agreement or related Certificate of Trust, and do not and will not conflict with, or result in, a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to us to which the Trust is a party or by which it may be bound or to which any of its properties may be subject, except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise) of the Trust,
(B) any existing applicable law, rule or regulation applicable to the Trust (other than the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) or (C) any judgment, order or decree known to us of any government, governmental instrumentality, or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or any of its properties; and to the best of our knowledge, the Trust is not a party to or otherwise bound by any agreement other than those which, or the forms of which, are exhibits (or included in exhibits) to the Registration Statement.

13. The Common Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when issued and delivered by the Trust to the Company against payment therefor as described in the Final Supplemented Prospectus, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; and the issuance of the Common Securities is not subject to preemptive or other similar rights.

14. The Preferred Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities will (subject to the terms of the Trust Agreement) be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and the Preferred Securities conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

15. The Agreement as to Expenses and Liabilities has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Agreement as to Expenses and Liabilities may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

16. The Remarketing Agreement has been duly authorized, executed and delivered by the Company.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4, 5, 6, 9, 10 and 14 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of ___________, 2002, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of filing of the Form 10-K (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement therein of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the caption "Description of the Preferred Securities - Book-Entry Only Issuance - The Depository Trust Company."

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Delaware and New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent except that Beggs & Lane may rely on this opinion in giving its opinion pursuant to the Underwriting Agreement insofar as such opinion relates to matters of Georgia law and the federal law of the United States and Dewey Ballantine LLP may rely on this opinion in giving its opinion pursuant to the Underwriting Agreement insofar as such opinion relates to matters of Georgia law.


                                                     Yours very truly,



                                                     TROUTMAN SANDERS LLP

                                        5
                                                                    Schedule IV



                 [Letterhead of RICHARDS, LAYTON & FINGER, P.A.]




                                                     __________ __, 200_



Lehman Brothers Inc.,
  as Representative
745 7th Avenue
New York, NY 10019

                  Re: Gulf Power Capital Trust IV Flexible Trust Preferred Securities (Five Year Initial Fixed Rate Period)

Ladies and Gentlemen:

                  We have acted as special Delaware counsel for Gulf Power Company, a Maine corporation (the "Company"), and Gulf Power Capital Trust IV, a Delaware statutory trust (the "Trust"), in connection with the matters set forth herein. This opinion is being furnished to you pursuant to Section 5(c)(3) of the Underwriting Agreement, dated __________, 2002 (the "Underwriting Agreement"), among the Company, the Trust, Lehman Brothers Inc. and the other Underwriters listed in Schedule I thereto.

                  For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                  (a) The Certificate of Trust of the Trust, dated April 25, 2001 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on April 25, 2001;

                  (b) The Certificate of Amendment pursuant to 3807(E) of the Delaware Statutory Trust Act, filed with the Secretary of State on July 9, 2001;

                  (c) The Trust Agreement of the Trust, dated as of April 25, 2001, between the Company and the trustee of the Trust named therein, as amended and restated pursuant to an Amended and Restated Trust Agreement (including Exhibits A and B thereto), dated as of _____, 2002, among the Company, the trustees of the Trust named therein (the "Trustees"), and the holders, from time to time, of the undivided beneficial interests in the assets of the Trust (the "Trust Agreement");

                  (d)      The Underwriting Agreement;

                  (e) The Prospectus, dated June 1, 2001 (the "Prospectus"), as supplemented by the Prospectus Supplement dated _________, 2002 (the "Prospectus Supplement"), relating to the Flexible Trust Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities");

                  (f) A Certificate of Good Standing for the Trust, dated _________, 2002, obtained from the Secretary of State;
and

                  (g) The Remarketing Agreement, dated _________, 2002, among the Trust, the Company and Lehman Brothers Inc. (the "Remarketing Agreement"), as remarketing agent (the "Remarketing Agent") and the Calculation Agent Agreement dated as of _________, 2002 among the Company, the Trust and JPMorgan Chase Bank (the "Calculation Agent Agreement"), as calculation agent (the "Calculation Agent").

                  Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

                  For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (f) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (f) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                  With respect to all documents examined by us, we have assumed
(i) the authenticity of all documents submitted to us as authentic originals,
(ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                  For purposes of this opinion, we have assumed (i) the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due organization or due formation or due creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization or formation or creation, (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) except to the extent provided in paragraph 2 below, the power and authority of each of the parties to the documents examined by us to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraph 4 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Trust Security is to be issued by the Trust (collectively, the "Trust Security Holders") of a Trust Securities Certificate for such Trust Security and the payment for the Trust Security acquired by it, in accordance with the Trust Agreement, the Prospectus and the Prospectus Supplement, and (vii) the issuance and sale of the Trust Securities to the Trust Security Holders in accordance with the Trust Agreement, the Prospectus and the Prospectus Supplement. We have not participated in the preparation of the Prospectus or the Prospectus Supplement.

                  This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

                  Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12
Del. C.ss.3801, et seq. (the "Statutory Trust Act"), and all filings required under the laws of the State of Delaware
              -------         -- ---
with respect to the creation and valid existence of the Trust as a statutory trust have been made.

2. Under the Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority to (i) own property and conduct its business, all as described in the Prospectus and the Prospectus Supplement, (ii) execute and deliver, and to perform its obligations under, the Underwriting Agreement, the Remarketing Agreement and the Calculation Agent Agreement, (iii) issue and perform its obligations under the Trust Securities, (iv) perform its obligations under the Trust Agreement.

3. The Trust Securities have been duly authorized by the Trust Agreement and will be duly and validly issued undivided beneficial interests in the assets of the Trust. Subject to the qualifications set forth in paragraph 6 below, the Preferred Securities are fully paid and nonassessable undivided beneficial interests in the assets of the Trust. Under the Statutory Trust Act and the Trust Agreement, the Trust Securities are not subject to any preemptive or other similar rights.

4. Under the Statutory Trust Act and the Trust Agreement, the Underwriting Agreement, the Remarketing Agreement and the Calculation Agent Agreement have been duly authorized by all necessary trust action on the part of the Trust.

5. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely as a result of the issuance and sale of the Preferred Securities.

6. The Persons to whom Preferred Securities are to be issued by the Trust (collectively, the "Preferred Security Holders"), as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Preferred Security Holders may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Preferred Securities Certificates and the issuance of replacement Preferred Securities Certificates and (ii) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

7. The Trust Agreement constitutes a valid and binding obligation of the Company, and is enforceable against the Company, in accordance with its terms.

8. The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the Remarketing Agreement and the Calculation Agent Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement, the Trust Agreement and the Remarketing Agreement and the Calculation Agent Agreement and compliance by the Trust with its obligations thereunder do not violate (i) any of the provisions of the Certificate or the Trust Agreement or
(ii) any applicable Delaware law or Delaware administrative regulation.

9. We have reviewed the statements in the Prospectus under the caption "The Trusts" and the statements in the Prospectus Supplement under the caption "Gulf Power Capital Trust IV" and, insofar as they contain statements of Delaware law, such statements are fairly presented.

                  The opinion expressed in paragraph 7 above is subject as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions related to indemnification. In addition, in connection with the opinion expressed in paragraph 7 above, to the extent that Section 11.05 of the Trust Agreement provides that the Trust Agreement is governed by New York law, we express no opinion concerning Section
11.05 of the Trust Agreement or the effect of Section 11.05 of the Trust Agreement on the Trust Agreement.

                  We consent to your relying as to matters of Delaware law upon this opinion in connection with the Underwriting Agreement. We consent to the law firms of Beggs & Lane, Troutman Sanders LLP and Dewey Ballantine LLP relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them pursuant to the Underwriting Agreement. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.


                                       Very truly yours,


                                       RICHARDS, LAYTON & FINGER, P.A.

                                                                   Schedule V


                 [Letterhead of Richards, Layton & Finger, P.A.]





                                                     __________ __, 200_




Lehman Brothers Inc.,
  as Representative
745 7th Avenue
New York, NY 10019

Gulf Power Company
One Energy Place
Pensacola, Florida  32520

Gulf Power Capital Trust IV
c/o Gulf Power Company
One Energy Place
Pensacola, Florida  32520

                  Re: Gulf Power Capital Trust IV Flexible Trust Preferred Securities (Five Year Initial Fixed Rate Period)

Ladies and Gentlemen:

                  We have acted as counsel to Chase Manhattan Bank USA, National Association, a national banking association ("Chase USA"), in connection with the formation of Gulf Power Capital Trust IV, a statutory trust existing under the laws of the State of Delaware (the "Trust") pursuant to the Trust Agreement, dated as of April 25, 2001, by and between Chase USA, not in its individual capacity but solely as trustee (the "Trustee"), and Gulf Power Company (the "Company"), as amended and restated pursuant to an Amended and Restated Trust Agreement dated as of ____________, 2002, among the Company, the Trustee, the other trustees named therein and the holders from time to time of the undivided beneficial interests in the assets of the Trust (the "Trust Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(4) of the Underwriting Agreement, dated ___________ __, 2002 (the "Underwriting Agreement"), among Lehman Brothers Inc., the several Underwriters named in
Schedule I thereto, Gulf Power Company and the Trust, pursuant to which the $___,000,000 Flexible Trust Preferred Securities of the Trust will be sold. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Underwriting Agreement.

                  We have examined an original or a copy of the Trust Agreement. We have also examined originals or copies of such other documents and such corporate records, certificates and other statements of governmental officials and corporate officers and other representatives of the corporations or entities referred to herein as we have deemed necessary or appropriate for the purposes of the opinions expressed herein. Moreover, as to certain facts material to the opinions expressed herein, we have relied upon the representations and warranties contained in the documents referred to in this paragraph.

                  Based upon the foregoing and upon an examination of such questions of law as we have deemed necessary or appropriate, and subject to the assumptions, exceptions and qualifications set forth below, we advise you that, in our opinion:

1. Chase USA is a national banking association with trust powers, duly formed, validly existing in good standing under the laws of the United States and has the power and authority to execute, deliver and perform its obligations under the Trust Agreement.

2. The Trust Agreement has been duly authorized, executed and delivered by Chase USA and constitutes a legal, valid and binding obligation of Chase USA, enforceable against Chase USA, in accordance with its terms.

3. The execution and delivery of, and performance of the terms of, the Trust Agreement by Chase USA, does not conflict with or constitute a breach of, or default under, the charter or by-laws of Chase USA.

4. No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body having jurisdiction in the premises is required under Delaware law for the execution, delivery or performance by Chase USA of the Trust Agreement.

                  The foregoing opinions are subject to the following exceptions, qualifications and assumptions:

                  (A) We are admitted to practice law in the State of Delaware and we do not hold ourselves out as being experts on the law of any other jurisdiction. The foregoing opinions are limited to the laws of the State of Delaware and the federal laws of the United States of America governing the banking and trust powers of Chase USA (except that we express no opinion with respect to (i) state securities or "blue sky" laws and (ii) federal securities laws, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, the Investment Company Act of 1940, as amended, and laws, rules and regulations relating to money laundering and terrorist groups (including any requirements under the USA Patriot Act of 2001, as amended)), and we have not considered and express no opinion on the laws, rules and regulations of any other jurisdiction.

                  (B) The foregoing opinions regarding enforceability are subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of federal or state securities laws on the enforceability of provisions relating to indemnification or contribution.

                  (C) We have assumed the due authorization, execution and delivery by each of the parties thereto, other than Chase USA, of the Trust Agreement, and that each of such parties has the full power, authority and legal right to execute, deliver and perform such document.

                  (D) We have assumed that all signatures (other than those of Chase USA) on documents examined by us are genuine, that all documents submitted to us as originals are authentic, and that all documents submitted to us as copies or specimens conform with the originals, which facts we have not independently verified.

                  This opinion may be relied upon by you in connection with the matters set forth herein, and without our prior written consent, may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.


                                         Very truly yours,



                                         RICHARDS, LAYTON & FINGER, P.A.

                                                                   Schedule VI



                     [Letterhead of Cravath, Swaine & Moore]





                                                     __________ __, 200_




Lehman Brothers Inc.,
  as Representative
745 7th Avenue
New York, NY 10019

Gulf Power Company
One Energy Place
Pensacola, Florida  32520

Gulf Power Capital Trust IV
c/o Gulf Power Company
One Energy Place
Pensacola, Florida  32520

                           Gulf Power Capital Trust IV
                       Flexible Trust Preferred Securities
                      (Five Year Initial Fixed Rate Period)

Ladies and Gentlemen:

                  We have acted as counsel to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) (the "Bank") in connection with (a) the Subordinated Note Indenture, dated as of January 1, 1997, as heretofore supplemented (the "Original Indenture"), between Gulf Power Company (the "Company") and the Bank, as Trustee, (b) the Fifth Supplemental Indenture dated as of ______, 2002 (together with the Original Indenture, herein called the "Indenture"), between the Company and the Bank, as Trustee, (c) the Guarantee Agreement dated as of ___________, 2002 (the "Guarantee Agreement"), between the Company, as Guarantor and the Bank, as Trustee, (d) the Amended and Restated Trust Agreement, dated as of __________, 2002 (the "Trust Agreement") among the Company, the Bank, as Property Trustee, Chase Manhattan Bank USA, National Association, as Delaware Trustee, and Linda G. Malone and Wayne Boston, as Administrative Trustees and (d) the Calculation Agent Agreement dated as of __________, 2002 among the Company, the Trust and JPMorgan Chase Bank (the "Calculation Agent Agreement"), as calculation agent (the "Calculation Agent").

                  In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture, the Guarantee Agreement, the Trust Agreement and the Calculation Agent Agreement and certain resolutions adopted by the Board of Directors of the Bank.

                  Based upon the foregoing, we are of the opinion that:

                  i) the Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

                  ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture, the Guarantee Agreement, the Trust Agreement and the Calculation Agent Agreement, has duly executed and delivered the Indenture, the Guarantee Agreement, the Trust Agreement and the Calculation Agent Agreement, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the other parties thereto, each of the Indenture, the Guarantee Agreement, the Trust Agreement and the Calculation Agent Agreement constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  iii) the execution, delivery and performance by the Bank of the Indenture, the Guarantee Agreement, the Trust Agreement and the Calculation Agent Agreement do not conflict with or constitute a breach of the charter or bylaws of the Bank.

                  iv) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture, the Guarantee Agreement, the Trust Agreement or the Calculation Agent Agreement or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

                  We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be relied upon by any other person or used, circulated, quoted or otherwise referred to for any other purpose.


                                                     Very truly yours,


                             CRAVATH, SWAINE & MOORE

                                                               Schedule VII


                        [Letterhead of DEWEY BALLANTINE]





                                                     __________ __, 200_




Lehman Brothers Inc.,
  as Representative
745 7th Avenue
New York, NY 10019

                           GULF POWER CAPITAL TRUST IV
                       Flexible Trust Preferred Securities
                      (Five Year Initial Fixed Rate Period)
               (Liquidation Amount $1,000 Per Preferred Security)

Ladies and Gentlemen:

                  In connection with (i) the formation by Gulf Power Company (the "Company") of Gulf Power Capital Trust IV (the "Trust"), a Delaware statutory trust, pursuant to the Amended and Restated Trust Agreement dated ___________, 2002 among the Company and the trustees named therein (the "Trust Agreement"); (ii) the Trust's issuance and sale of Trust Preferred Securities (__________ Year Initial Fixed Rate Period) (Liquidation Amount $1,000 Per Preferred Security) evidencing approximately a 97% undivided interest in the assets of the Trust (the "Preferred Securities"); (iii) the Trust's issuance and sale of Common Securities evidencing approximately a 3% undivided interest in the assets of the Trust; (iv) the Company's issuance and sale to the Trust of $__________ of its Series E Junior Subordinated Notes (the "Notes") pursuant to a Subordinated Note Indenture dated as of January 1, 1997, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Debt Trustee"), as heretofore supplemented and as further supplemented by the Fifth Supplemental Indenture dated as of __________ __, 2002 (collectively, the "Indenture"); (v) the Agreement as to Expenses and Liabilities dated as of __________, 2002, between the Company and the Trust (the "Agreement as to Expenses and Liabilities); (vi) the Company's issuance of a guarantee (the "Guarantee") of the Preferred Securities pursuant to a Guarantee Agreement dated as of __________ 2002 (the "Guarantee Agreement") between the Company and JPMorgan Chase Bank, as trustee (the "Guarantee Trustee"); (vii) the

Calculation Agent Agreement dated as of __________, 2002 (the "Calculation Agent Agreement"), among the Company, the Trust and JPMorgan Chase Bank, as calculation agent (the "Calculation Agent"); and (viii) the Remarketing Agreement, dated as of ___________, 2002, among the Company, the Trust and Lehman Brothers Inc., as remarketing agent (the "Remarketing Agreement"), we have acted as counsel to you and the other underwriters named in the Schedule I (the "Underwriters") to the Underwriting Agreement dated ___________, 2002, among the Company, the Trust and the Underwriters for whom you are acting as Representative (the "Underwriting Agreement"). This opinion is being delivered to you as Representative pursuant to Section 5(c)(6) thereof.

                  All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (No. 333- _______) pertaining to the Preferred Securities (the "Registration Statement"), filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated June 1, 2001, as supplemented by a final supplemental prospectus dated , which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001 (the "Form 10-K"), the Quarterly Reports on Form 10-Q of the Company for the quarters ended __________ and the Current Reports on Form 8-K of the Company, dated __________ (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Preferred Securities and the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

                  The Trust Agreement, the Indenture, the Guarantee Agreement, the Remarketing Agreement, the Underwriting Agreement, the Agreement as to Expenses and Liabilities and the Calculation Agent Agreement are herein referred to as the "Agreements".

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the laws of the States of Florida, Maine and Mississippi upon the opinion of Beggs & Lane dated the date hereof and addressed to you and a form of which is attached as Schedule III-A to the Underwriting Agreement, relying as to matters covered hereby which are governed by or dependent upon the laws of the State of Georgia upon the opinion of Troutman Sanders LLP dated the date hereof and addressed to you and a form of which is attached as Schedule III-B to the Underwriting Agreement, and relying as to all matters covered hereby which are governed by or dependent upon the laws of the State of Delaware upon the opinion of Richards,

Layton & Finger, P.A., dated the date hereof and addressed to you and a form of which is attached as Schedule IV to the Underwriting Agreement, that:

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Florida, Georgia and Mississippi and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

3. All orders, consents, or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities have been obtained; such orders are sufficient for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities; the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities in accordance with the terms of the Underwriting Agreement.

4. Each of the Indenture and the Calculation Agent Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Debt Trustee and the Calculation Agent, respectively constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture and the Calculation Agent Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Debt Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

6. The Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Guarantee Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Guarantee Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Guarantee Agreement conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

7. Each of the Indenture, the Guarantee Agreement and the Trust Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

8. The Preferred Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable beneficial interests in the assets of the Trust; and the Preferred Securities conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

9. The Agreement as to Expenses and Liabilities has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Agreement as to Expenses and Liabilities may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4, 5, 6 and 8 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Deloitte & Touche LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Final

Supplemented Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of ___________, 2002 complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of filing of the Form 10-K (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement therein of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents or with respect to information set forth in the Final Supplemented Prospectus under the caption "Description of the Preferred Securities - Book-Entry Only Issuance - The Depository Trust Company."

                  We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States, and to the extent set forth herein, the laws of the States of Delaware, Georgia, Florida, Maine and Mississippi.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Beggs & Lane and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 5(c) of the Underwriting Agreement and Troutman Sanders LLP may rely on this opinion in giving their opinion pursuant to Sections 102, 302 and 904 of the Indenture, insofar as such opinions relate to matters of New York law.


                                                     Very truly yours,



                                                     DEWEY BALLANTINE LLP